UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 30, 2005


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


Delaware                              1-10434                   13-1726769
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


               Pleasantville, New York                             10570-7000
       (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))


                                                              Page 1 of 6 pages.

ITEM 4.01.        Changes in Registrant's Certifying Accountant

After The Reader's Digest Association, Inc. ("RDA") completed its fiscal year ended June 30, 2005, the Audit Committee of RDA's Board of Directors determined that the Committee would issue a request for proposals regarding the engagement of an independent registered public accounting firm to audit RDA's financial statements for the fiscal year ending June 30, 2006. The request for proposals was issued on August 3, 2005 to several large, international public accounting firms, including KPMG LLP. On August 23, 2005, KPMG informed RDA that KPMG would not submit a proposal and would not stand for re-appointment to the RDA engagement upon the completion of RDA's audit for the fiscal year ended June 30, 2005.

RDA filed a Form 8-K dated August 23, 2005 that referred to KPMG's reports on RDA's consolidated financial statements for the fiscal years ended June 30, 2004 and 2003 because KPMG's reports for the fiscal year ended June 30, 2005 were not yet available. KPMG subsequently completed its audit and delivered its reports for fiscal 2005 dated August 30, 2005. KPMG's reports on RDA's consolidated financial statements for the fiscal years ended June 30, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG's report on RDA management's assessment of the effectiveness of RDA's internal control over financial reporting as of June 30, 2005 and KPMG's report on the effectiveness of RDA's internal control over financial reporting as of June 30, 2005 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2005 and 2004 and during the subsequent interim period through August 30, 2005, there were no disagreements between RDA and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in KPMG's reports. During the fiscal years ended June 30, 2005 and 2004 and during the subsequent interim period through August 30, 2005, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934).

RDA provided KPMG with a copy of this Form 8-K prior to filing it with the Securities and Exchange Commission ("SEC"), and RDA requested KPMG to furnish RDA with a letter addressed to the SEC stating whether KPMG agrees with the foregoing statements made by RDA in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which KPMG does not agree. A copy of KPMG's letter, dated August 31, 2005, furnished in response to RDA's request, is filed as Exhibit 16.2 to this Form 8-K.

RDA will continue reviewing the proposals submitted by the other public accounting firms that are participating in the review and will announce the

Audit Committee's selection of RDA's independent auditor for fiscal 2006 after the process has been completed.

ITEM 9.01    Financial Statements and Exhibits.

(c)      Exhibits

                  Filed herewith is the following:

  Exhibit Number                   Description

         16.2 Letter of KPMG LLP to the Securities and Exchange Commission dated August 31, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE READER'S DIGEST ASSOCIATION, INC.
                                                (Registrant)


Date:  September 1, 2005
                                                     /s/ Michael S. Geltzeiler
------------------------------                       --------------------------
                                                        Michael S. Geltzeiler
                                                      Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX



     Exhibit Number                Description

         16.2 Letter of KPMG LLP to the Securities and Exchange Commission dated August 31, 2005.